RYDEX VARIABLE TRUST
Managed Futures Strategy Fund
Supplement dated June 10, 2011
to the Currently Effective Prospectus for the Fund listed above
This supplement provides new and additional information beyond that contained in the currently effective Prospectus for the Managed Futures Strategy Fund (the “Fund”) and should be read in conjunction with the Fund’s Prospectus.

At a meeting of the Board of Trustees of Rydex Variable Trust held on May 25, 2011, and at the recommendation of Security Investors, LLC, the investment adviser to the Fund, the Board approved a revised investment objective for the Fund. As revised, the Fund will no longer seek to track the performance of a specified benchmark. The revised investment objective, which is set forth below, will become effective on July 11, 2011 or on a subsequent date as deemed appropriate by the officers of the Trust.
The discussion of the Fund’s principal investment strategies under “Principal Investment Strategies” in the Fund’s Summary section and the information in the “More Information About the Trust and the Funds — Investment Objectives” and “More Information About the Trust and the Funds — Investment Strategies” sections, among others, also will be revised, as described below, to reflect the revised investment objectives.
REVISIONS TO FUND SUMMARY INFORMATION
•	Effective July 11, 2011 or on a subsequent date deemed appropriate by the officers of the Trust, the “Tracking Error Risk” disclosure included in the Fund’s “Principal Risks” section is deleted in its entirety.
•	Effective July 11, 2011 or on a subsequent date deemed appropriate by the officers of the Trust, the current descriptions under the headings “Investment Objective” and “Principal Investment Strategies” in the Fund’s “Fund Summary” section are replaced in their entirety by the corresponding descriptions set forth below.

MANAGED FUTURES STRATEGY FUND
Investment Objective The Managed Futures Strategy Fund seeks to achieve positive absolute returns.

Principal Investment Strategies
The Fund’s investment methodology is based primarily on the Standard and Poor’s Diversified Trends Indicator®, a systematic rules-based trend-following strategy. It represents a composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current strategy components consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., interest rates and currencies, and 50% to physical commodities, e.g., energy and metals. Within the strategy’s allocations, contracts are positioned either long or short (except for the energy sector contracts, which cannot have a short position) based on their prices relative to their moving averages.

The Fund will seek to gain exposure to the composite of commodity and financial futures by investing in: commodity futures, options, and options on futures; exchange-traded funds (“ETFs”); other pooled investment vehicles that provide exposure to the commodities and financial futures markets; commodity, currency, and financial-linked instruments (e.g., structured notes and swap agreements); and common stock. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also intends to enter into short sales and invest in short positions of certain investments. On certain occasions, the Fund may employ leveraging techniques through the use of derivatives. On a day-to-day basis, the Fund may hold U.S. Government securities, short-term, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions.
The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
REVISIONS TO “MORE INFORMATION ABOUT THE TRUST AND THE FUNDS”
•	Effective July 11, 2011 or on a subsequent date deemed appropriate by the officers of the Trust, the eighth paragraph under the heading “More Information About the Trust and the Funds — Investment Objectives” no longer applies to the Fund.
•	Effective July 11, 2011 or on a subsequent date deemed appropriate by the officers of the Trust, the current descriptions under the heading “More Information About the Trust and the Funds — Investment Strategies” is replaced in its entirety by the description set forth below.
Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Commodities Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve each Fund’s investment objective. The Advisor uses quantitative methods to construct a portfolio for each Fund. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund’s investment universe in order to maintain consistency and predictability.
It is expected that affiliates of JPMorgan, the publisher of the investment methodology implemented by the Long/Short Commodities Strategy Fund, may act as principal or agent in connection with securities and other financial instruments in which the Long/Short Commodities Strategy Fund may invest, including without limitation swaps and structured notes.
The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.
The Managed Futures Strategy Fund’s investment policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the Standard & Poor’s Diversified Trends Indicator® is a non-fundamental policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.
•	Effective July 11, 2011 or on a subsequent date deemed appropriate by the officers of the Trust, the “Tracking Error Risk” disclosure included under the heading “More Information About the Trust and the Funds — Principal Investment Risks” no longer applies to the Fund.
REVISIONS TO “FUND BENCHMARK” INFORMATION
•	Effective July 11, 2011 or on a subsequent date deemed appropriate by the officers of the Trust, the section titled “Fund Benchmarks” is re-titled “Fund Benchmark and Comparable Index Information” and the first paragraph under the heading is replaced as follows:
The Domestic Equity Funds, International Equity Funds and Specialty Funds (except for the Real Estate Fund) seek to provide investment results that match or correlate to the performance of a specific benchmark. The Long/Short Commodities Strategy Fund and Managed Futures Strategy Fund employ investment methodologies that are similar to those used to compile the indices and benchmark described below.
In addition, the last paragraph under the heading currently titled “Fund Benchmarks,” is replaced as follows:
More detailed information about the Long/Short Commodities Strategy Fund’s and Managed Futures Strategy Fund’s comparable indices can be found in the SAI under “More Information About the Long/Short Commodities Strategy and Managed Futures Strategy Funds’ Comparable Indices.”
The change to the Fund’s investment objective and principal investment strategies is not expected to affect the day-to-day management of the Fund in any way, and will not change the fees and expenses of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
ALTVT-SUP1-0511x0512

RYDEX VARIABLE TRUST
Managed Futures Strategy Fund
Supplement dated June 10, 2011
to the currently effective Statement of Additional Information for the Fund listed above
This supplement provides new and additional information beyond that contained in the currently effective Statement of Additional Information (“SAI”) for the Managed Futures Strategy Fund (the “Fund”) and should be read in conjunction with the Fund’s SAI.

At a meeting of the Board of Trustees of Rydex Variable Trust held on May 25, 2011, and at the recommendation of Security Investors, LLC, the investment adviser to the Fund, the Board approved a revised investment objective for the Fund. As revised, the Fund will no longer seek to track the performance of a specified benchmark. The revised investment objective will become effective on July 11, 2011 or on a subsequent date deemed appropriate by the officers of the Trust. Therefore, upon the effectiveness of the Funds’ investment objective changes, the following changes apply:
•	In the Table of Contents, the section currently titled “More Information About Certain of the Funds’ Benchmarks” is re-titled “More Information About the Long/Short Commodities Strategy and Managed Futures Strategy Funds’ Comparable Indices.” Correspondingly, the heading on page 41 of the SAI is also changed as indicated above.
•	Under the heading, “Investment Policies, Techniques and Risk Factors,” the disclosure under “Tracking Error” no longer applies to the Fund.
•	Under the heading “Investment Restrictions,” and specifically under the sub-heading “Non-Fundamental Policies,” non-fundamental investment policy number 28 is deleted and revised as follows:
     In addition, the Managed Futures Strategy Fund may not:
10.	Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the Standard & Poor’s Diversified Trends Indicator®, without 60 days’ prior notice to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
ALTVTSAI-SUP1-0511x0512